SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2005

                                ACS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter


           Nevada                       000-27277                88-0503197
           ------                       ----------               ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)


      7658 Municipal Dr., Orlando, Florida             32819
      ------------------------------------             -----
    (Address of Principal Executive Offices)         (Zip Code)

                                 (407)-226-6866
                                 --------------
               Registrant's telephone number, including area code:
          (Former Name or Former Address, if Changed Since Last Report)

                                ACS HOLDINGS INC.

Item 8.01 Other events

Company reverses common stock 1250 to 1 and changes name to KAIROS Holdings In.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          By: /s/ Mark Width
                                              CEO
                                              May 27, 2005